                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       4/20/2006
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                           CITIZENS FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)




     Kentucky                       333-67435               61-0912615
(State or other jurisdiction       (Commission            (IRS Employer
          of incorporation)         File Number)        Identification No.)



                   1065 Ashley Street, Bowling Green, Kentucky    42103
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                     (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
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                                 NOT APPLICABLE
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               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On April 20, 2006, Citizens First Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release announced the Company's operating results for the quarter ended March 31, 2006.

ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR.

(a) On April 20, 2006, the Board of Directors of Citizens First Corporation adopted an amendment to the Citizens First Corporation Amended and Restated Bylaws. A copy of the Amended and Restated Bylaws, as amended, is attached hereto as Exhibit 3 and incorporated by reference herein. The amendment amended
Article III to eliminate the creation of an executive committee and to give the board of directors the authority to create and form from among its members from time to time, such committees, each consisting of three or more directors of the Corporation, as the board may consider necessary or convenient for the conduct of its business.

ITEM 7.01. REGULATION FD DISCLOSURE.

         See "Item 2.02. Results of Operations and Financial Condition" which is incorporated by reference in this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

C. EXHIBITS

3        Amended and Restated Bylaws
99.1     Press Release dated April 20,2006.


         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CITIZENS FIRST CORPORATION
                                                     (Registrant)



                                                By:  /s/ Mary D. Cohron
                                                     Mary D. Cohron
                                           President and Chief Executive Officer

Date:  April 20, 2006
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                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

3                 Amended and Restated Bylaws of Citizens First Corporation

99.1              Press Release dated April 20,2006

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